Exhibit 10.2

PRIOR OBLIGATION INFORMATION	LOAN NUMBER 910326	ACCT. NUMBER 27981.15	NOTE DATE 01/17/14	CREDIT LIMIT $700,000.00	MATURITY DATE 01/17/15

AMENDED OBLIGATION INFORMATION	LOAN NUMBER 910326	ACCT. NUMBER 27981.15	MODIFICATION DATE April 28, 2014		CREDIT LIMIT $900,000.00

	MATURITY DATE 01/17/15	INDEX (w/margin) Cornerstone Bank Corporate Base Rate plus 1.000%	INTEREST RATE 6.000%		INITIALS JVD
Creditor Use Only

DEBT MODIFICATION AGREEMENT

DATE AND PARTIES. The date of this Debt Modification Agreement (Modification) is April 28, 2014. The parties and their addresses are:

LENDER:
CORNERSTONE BANK
9120 W 135th Street
Overland Park, KS 66221
Telephone: (9131239-8100

BORROWER:
GUARDIAN 8 CORPORATION
an Arizona Corporation
15230 N 75th St., Suite 1002
Scottsdale, AZ 85260

1. DEFINITIONS. In this Modification, these terms have the following meanings:

A. Pronouns. The pronouns "I," "me," and "my" refer to each Borrower signing this Modification, individually and together with their heirs, executors, administrators, successors, and assigns, and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this Loan. "You" and "your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or entity that acquires an interest in the Modification or the Prior Obligation.

B. Amended Obligation. Amended Obligation is the resulting agreement that is created when the Modification amends the Prior Obligation. It is described above in the AMENDED OBLIGATION INFORMATION section.

C. Credit limit. Credit limit means the maximum amount of principal you will permit me to owe you under this line of Credit, at any one time. My Credit limit is stated at the top of this Modification.

D. Loan. Loan refers to this transaction generally. It includes the obligations and duties arising from the terms of all documents prepared or submitted in association with the Prior Obligation and this modification, such as applications, security agreements, disclosures, notes, agreements, and this Modification.

E. Modification. Modification refers to this Debt Modification Agreement.

F. Prior Obligation. Prior Obligation refers to my original agreement described above in the PRIOR OBLIGATION INFORMATION section, and any subsequent extensions, renewals, modifications or substitutions of it.

2.
BACKGROUND. You and I have previously entered into a Prior Obligation. As of the date of this Modification, the outstanding, unpaid balance of the Prior Obligation is $700,000.00. Conditions have changed since the execution of the Prior Obligation instruments. In response, and for value received, you and I agree to modify the terms of the Prior Obligation, as provided for in this Modification.

3.
CONTINUATION OF TERMS. I agree and understand that all other terms and provisions in the Prior Obligation survive and continue in full force and effect, except to the extent that they are specifically and expressly amended by this Modification. The express amendment of a term does not amend related or other terms - even if the related or other terms are contained in the same section or paragraph of the Prior Obligation. For illustration purposes only, a modification of the interest rate to be paid during the term of the loan would not modify the default rate of interest even though both of those terms are described in the Prior Obligation in a common section titled "Interest". The term "Prior Obligation" includes the original instrument and any modifications prior to this Modification.

4.	TERMS. The Prior Obligation is modified as follows:

A. Promise to Pay. My promise to pay is modified to read:

(1) PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, amounts advanced from time to time under the terms of the Loan up to the maximum outstanding principal balance of $900,000.00 (Principal), plus interest from the date of disbursement, on the unpaid outstanding Principal balance until the Loan is paid in full and you have no further obligations to make advances to me under the Loan.

My Credit Limit has been increased by $200,000.00.

B. Payments. The payment provision is modified to read:

(1) PAYMENT. I agree to pay all accrued interest on the balance outstanding from time to time in regular payments beginning May 17, 2014, then on the same day of each month thereafter. A final payment of the entire unpaid outstanding balance of Principal and interest will be due January 17, 2015.

Payments will be rounded to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31 st day of a month that contains no such day will, instead, be made on the last day of such month.

C. Security. The security provision is modified to read:

(1) Existing Collateral Added. The following previously executed security instruments or agreements are added as security for the Amended Obligation: Letter of Credit Rights Control Agreement dated January 17, 2014 secured by a Letter of Credit dated January 17, 2014 issued by F&M Bank & Trust Company, Letter of Credit #FM 14SDP00028 and a Security Agreement dated January 17, 2014 secured by a State of Nevada UCC filed February 3, 2014, document number 2014002933-0 for All Business Assets to include inventory and account receivables..

D. Fees and Charges. As additional consideration for your consent to enter into this Modification, I agree to pay, or have paid these additional fees and charges:

(1) Nonrefundable Fees and Charges. The following fees are earned when collected and will not be refunded if I prepay the Loan before the scheduled maturity date.

Loan Origination Fee. A(n) Loan Origination Fee fee of $300.00 payable from separate funds on or before today's date.

(2) Late Charge. If a payment is more than 10 days late, I will be charged 5.000 percent of the Unpaid Portion of Payment. I will pay this late charge promptly but only once for each late payment.

5.
WAIVER. I waive all claims, defenses, setoffs, or counterclaims relating to the Prior Obligation, or any document securing the Prior Obligation, that I may have. Any party to the Prior Obligation that does not sign this Modification, shall remain liable under the terms of the Prior Obligation unless released in writing by you.

6.	REASONISI FOR MODIFICATION. to increase line of credit availability

THIS WRITTEN AGREEMENT IS THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN YOU AND LENDER, AND AS SUCH IT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT. ADDITIONAL TERMS:

BY SIGNING OR INITIALING BELOW, BOTH PARTIES AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT BETWEEN THEM EXISTS.

Lender:
Cornerstone Bank

By /s/ John V Doull
John V Doull, Assistant Vice President

Borrower:
Guardian 8 Corporation

By /s/ Steve Cochennet
Steve Cochennet, President/Secretary

7. SIGNATURES. By signing, I agree to the terms contained in this Modification. I also acknowledge receipt of a copy of this Modification.

BORROWER:
Guardian 8 Corporation

By /s/ Steve Cochennet
Steve Cochennet, President/Secretary

LENDER:
Cornerstone Bank

By /s/ John V Doull
John V Doull, Assistant Vice President

DISBURSEMENT AUTHORIZATION AND CASH PAYMENT SUMMARY

DATE AND PARTIES. The date of this Disbursement Authorization and Cash Payment Summary is April 28, 2014. The parties and their addresses are:

LENDER:
CORNERSTONE BANK
9120 W 135th Street
Overland Park, KS 66221
Telephone: (913) 239-8100

BORROWER:
GUARDIAN 8 CORPORATION
an Arizona Corporation
15230 N 75th St., Suite 1002
Scottsdale, AZ 85260

Loan Number: 910326

1. DEFINITIONS. As used in this Disbursement Authorization and Cash Payment Summary, the terms have the following meanings:

A. Pronouns. The pronouns "I", "me" and "my" refer to all Borrowers signing this Disbursement Authorization and Cash Payment Summary, individually and together. "You" and "Your" refer to the Lender.

B. Loan. "Loan" refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Disbursement Authorization and Cash Payment Summary.

2. DISBURSEMENT SUMMARY. The following summarizes the disbursements from the Loan.

Initial Advance		$0.00
Cash Paid In	$300.00
Amount Contributed by Borrower	$0.00
Total Cash Received		$300.00
Disbursed to Borrowers	$700,000.00
Disbursed to Lender	$0.00
Disbursed to Other Payees	$300.00
Total Amounts Disbursed		$700,300.00
Amount Remaining To Be Disbursed		$0.00
Undisbursed Fees/Charges		$0.00

3. DISBURSEMENT AUTHORIZATION. I authorize you to disburse the following amounts from my Loan.

DISBURSED TO:	DATE:		AMOUNT DISBURSED:
Disbursements to Borrower:			$700,000.00
Loan Payment/Payoff to account #910326	04/28/2014	$700,000.00
Disbursements to Lender:			$0.00
Disbursements to third parties:			$0.00
TOTAL DISBURSED:			$700,000.00

4. CASH PAYMENT SUMMARY. The following loan charges are cash payments collected prior to or at settlement.

DISBURSED TO:	DATE:			AMOUNT DISBURSED:
Cash Fees & Charges disbursed to third parties:				$300.00
Cornerstone Bank:	04/28/2014	$700,000.00
Loan Origination Fee		$300.00	B
Items marked with an asterisk (*) have been paid outside of closing in whole or in part
Items marked with a (B) are paid by borrower, Items marked with a (S) are paid by seller, Items marked with a (L) are paid by lender, Items marked with a (T) are paid by third party

TOTAL OF CASH PAYMENTS:				$700,000.00
Remaining Credit Line: $200,000.00

I acknowledge receipt of a copy of this Disbursement Authorization and Cash Payment Summary on April 28, 2014.

BORROWER:
Guardian 8 Corporation

By /s/ Steve Cochennet                                                      Date 4/28/2014
Steve Cochennet, President/Secretary